Exhibit 99.2

American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q1'23	Q4'22	Q3'22	Q2'22	Q1'22	YOY % change
Non-interest revenues
Discount revenue	$7,947	$8,183	$7,848	$7,873	$6,835	16
Net card fees	1,713	1,625	1,541	1,481	1,423	20
Service fees and other revenue	1,218	1,181	1,169	1,265	906	34
Processed revenue	420	429	420	416	372	13
Total non-interest revenues	11,298	11,418	10,978	11,035	9,536	18
Interest income
Interest on loans	3,939	3,623	3,164	2,707	2,473	59
Interest and dividends on investment securities	30	34	27	22	13	#
Deposits with banks and other	447	308	183	70	34	#
Total interest income	4,416	3,965	3,374	2,799	2,520	75
Interest expense
Deposits	994	778	440	187	122	#
Long-term debt and other	439	429	356	252	199	#
Total interest expense	1,433	1,207	796	439	321	#
Net interest income	2,983	2,758	2,578	2,360	2,199	36
Total revenues net of interest expense	14,281	14,176	13,556	13,395	11,735	22
Provisions for credit losses
Card Member receivables	222	244	165	138	80	#
Card Member loans	786	757	596	272	(111)	#
Other	47	26	17	—	(2)	#
Total provisions for credit losses	1,055	1,027	778	410	(33)	#
Total revenues net of interest expense after provisions for credit losses	13,226	13,149	12,778	12,985	11,768	12

Expenses
Card Member rewards	3,766	3,729	3,571	3,591	3,111	21
Business development	1,393	1,302	1,194	1,404	1,043	34
Card Member services	983	881	774	678	626	57
Marketing	1,341	1,274	1,458	1,502	1,224	10
Salaries and employee benefits	2,014	2,034	1,748	1,816	1,654	22
Professional services	440	601	500	501	472	(7)
Data processing and equipment	660	732	651	623	600	10
Other, net	462	725	423	327	326	42
Total expenses	11,059	11,278	10,319	10,442	9,056	22
Pretax income	2,167	1,871	2,459	2,543	2,712	(20)
Income tax provision	351	299	580	579	613	(43)
Net income	$1,816	$1,572	$1,879	$1,964	$2,099	(13)
Net income attributable to common shareholders (A)	$1,788	$1,546	$1,851	$1,934	$2,069	(14)
Effective tax rate	16.2%	16.0%	23.6%	22.8%	22.6%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$2.41	$2.08	$2.47	$2.57	$2.73	(12)
Average common shares outstanding	743	745	748	752	757	(2)
Diluted
Net income attributable to common shareholders	$2.40	$2.07	$2.47	$2.57	$2.73	(12)
Average common shares outstanding	744	746	749	753	758	(2)
Cash dividends declared per common share	$0.60	$0.52	$0.52	$0.52	$0.52	15
# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q1'23	Q4'22	Q3'22	Q2'22	Q1'22	YOY % change
Assets
Cash & cash equivalents	$41	$34	$31	$26	$28	46
Card Member receivables, less reserves	57	57	55	56	53	8
Card Member loans, less reserves	105	104	96	92	86	22
Investment securities	4	5	5	4	4	—
Other (B)	29	28	28	27	25	16
Total assets	$236	$228	$215	$205	$196	20

Liabilities and Shareholders' Equity
Customer deposits	$121	$110	$103	$96	$91	33
Short-term borrowings	2	1	2	2	2	—
Long-term debt	41	43	42	40	38	8
Other (B)	46	49	44	44	43	7
Total liabilities	210	203	191	182	174	21

Shareholders' Equity	26	25	24	23	22	18
Total liabilities and shareholders' equity	$236	$228	$215	$205	$196	20

Return on average equity (C)	28.7%	32.3%	31.9%	34.4%	37.7%
Return on average common equity (C)	30.1%	34.1%	33.6%	36.5%	40.0%
Book value per common share (dollars)	$32.84	$31.12	$29.92	$28.82	$27.56	19

See Appendix III for footnote references

American Express Company	(Preliminary)
Consolidated Capital

	Q1'23	Q4'22	Q3'22	Q2'22	Q1'22
Shares Outstanding (in millions)
Beginning of period	743	747	751	755	761
Repurchase of common shares	(1)	(4)	(4)	(4)	(8)
Net impact of employee benefit plans and others	1	—	—	—	2
End of period	743	743	747	751	755

Risk-Based Capital Ratios - Basel III ($ in billions)
Common Equity Tier 1/Risk Weighted Assets (RWA)	10.6%	10.3%	10.6%	10.3%	10.4%
Tier 1	11.4%	11.1%	11.5%	11.2%	11.4%
Total	13.1%	12.8%	13.3%	13.0%	12.8%

Common Equity Tier 1	$21.1	$20.0	$19.3	$18.5	$17.6
Tier 1 Capital	$22.7	$21.6	$20.9	$20.2	$19.3
Tier 2 Capital	$3.3	$3.3	$3.2	$3.2	$2.4
Total Capital	$26.0	$24.9	$24.1	$23.4	$21.6
RWA	$198.7	$194.4	$181.7	$179.2	$169.4
Tier 1 Leverage	10.0%	9.9%	10.1%	10.3%	10.4%
Average Total Assets to calculate the Tier 1 Leverage Ratio (D)	$226.1	$218.6	$207.6	$195.8	$185.3

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q1'23	Q4'22	Q3'22	Q2'22	Q1'22	YOY % change
Network volumes (E)	$398.9	$413.3	$394.4	$394.8	$350.3	14
Billed business (E)	$345.5	$357.4	$339.0	$340.9	$301.0	15
Processed volumes (E)	$53.4	$55.9	$55.4	$53.9	$49.3	8

Card Member loans	$109.1	$108.0	$99.0	$95.4	$88.8	23

Cards-in-force (millions) (F)	135.7	133.3	131.4	127.5	124.6	9
Proprietary cards-in-force	78.0	76.7	75.6	74.2	72.8	7

Basic cards-in-force (millions) (F)	113.7	111.5	109.9	106.1	103.3	10
Proprietary basic cards-in-force	60.1	59.1	58.2	56.9	55.8	8

Average proprietary basic Card Member spending (dollars)	$5,792	$6,087	$5,886	$6,052	$5,452	6

Average fee per card (dollars) (G)	$88	$85	$82	$81	$79	11

See Appendix III for footnote references

American Express Company	(Preliminary)
Network Volumes Related Growth

	YOY % change
	Reported					FX-Adjusted (H)
	Q1'23	Q4'22	Q3'22	Q2'22	Q1'22	Q1'23	Q4'22	Q3'22	Q2'22	Q1'22
Network volumes (E)	14%	12%	19%	25%	30%	16%	16%	23%	28%	32%
Billed business (E)	15	13	21	27	34	16	15	24	30	35
U.S. Consumer Services	16	15	22	27	38	n/a	n/a	n/a	n/a	n/a
Commercial Services	10	11	20	27	31	10	11	20	27	31
International Card Services	21	14	21	29	33	29	26	37	43	40
Processed volumes (E)	8	8	10	12	12	15	17	19	19	15

Merchant industry billed business
Goods & Services (G&S) spend (72% of Q1'23 worldwide billed business)	8	7	13	15	19	9	10	16	18	21
T&E spend (28% of Q1'23 worldwide billed business)	37	34	52	80	119	39	38	57	84	121
Airline spend (7% of Q1'23 worldwide billed business)	57	62	110	142	241	60	67	118	148	246

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
Card Member Loans and Card Member Receivables
(Billions, except percentages and where indicated)

	Q1'23	Q4'22	Q3'22	Q2'22	Q1'22	YOY % change
Card Member loans and receivables
Net write-off rate (principal, interest and fees) (J)	1.7%	1.3%	1.0%	0.9%	0.8%
Net write-off rate (principal only) (J)(L)	1.6%	1.2%	0.9%	0.8%	0.7%
30+ days past due as a % of total (L)	1.2%	1.1%	0.9%	0.7%	0.8%

Card Member loans
Total Card Member loans	$109.1	$108.0	$99.0	$95.4	$88.8	23
Credit loss reserves (millions)
Beginning balance	$3,747	$3,319	$2,997	$2,981	$3,305	13
Provisions - principal, interest and fees	786	757	596	272	(111)	#
Net write-offs - principal less recoveries	(397)	(277)	(203)	(192)	(165)	#
Net write-offs - interest and fees less recoveries	(89)	(68)	(56)	(55)	(50)	78
Other (I)	6	16	(15)	(9)	2	#
Ending balance	$4,053	$3,747	$3,319	$2,997	$2,981	36
% of loans	3.7%	3.5%	3.4%	3.1%	3.4%
% of past due	330%	348%	393%	441%	455%
Average loans	$107.7	$103.9	$97.7	$92.4	$86.8	24
Net write-off rate (principal, interest and fees) (J)	1.8%	1.3%	1.1%	1.1%	1.0%
Net write-off rate (principal only) (J)	1.5%	1.1%	0.8%	0.8%	0.8%
30+ days past due as a % of total	1.1%	1.0%	0.9%	0.7%	0.7%

Net interest income divided by average Card Member loans (K)	11.2%	10.5%	10.5%	10.2%	10.1%
Net interest yield on average Card Member loans (K)	11.3%	10.8%	10.8%	10.4%	10.5%

Card Member receivables
Total Card Member receivables	$57.5	$57.6	$55.3	$56.0	$53.2	8
Credit loss reserves (millions)
Beginning balance	$229	$159	$119	$76	$64	#
Provisions - principal and fees	222	244	165	138	80	#
Net write-offs - principal and fees less recoveries	(230)	(178)	(122)	(95)	(67)	#
Other (I)	2	4	(3)	—	(1)	#
Ending balance	$223	$229	$159	$119	$76	#
% of receivables	0.4%	0.4%	0.3%	0.2%	0.1%
Net write-off rate (principal and fees) (J)	1.6%	1.3%	0.9%	0.7%	0.5%
Net write-off rate (principal only) (J)(L)	1.9%	1.4%	1.0%	0.8%	0.6%
30+ days past due as a % of total (L)	1.4%	1.3%	1.1%	0.8%	0.8%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
Other Loans and Other Receivables
(Billions, except percentages and where indicated)

	Q1'23	Q4'22	Q3'22	Q2'22	Q1'22	YOY % change
Other loans (B)
Total other loans	$5.9	$5.4	$4.8	$4.0	$3.3	79
Credit loss reserves (millions)
Beginning balance	$59	$46	$38	$48	$52	13
Provisions	40	23	14	(6)	(2)	#
Net write-offs	(16)	(10)	(6)	(4)	(2)	#
Other (I)	—	—	—	—	—	—
Ending balance	$83	$59	$46	$38	$48	73
% of other loans	1.4%	1.1%	1.0%	1.0%	1.5%

Other receivables (B)
Total other receivables	$3.0	$3.1	$3.0	$3.0	$2.7	11
Credit loss reserves (millions)
Beginning balance	$22	$22	$23	$22	$25	(12)
Provisions	7	3	3	6	—	—
Net write-offs	(3)	(2)	(4)	(6)	(3)	—
Other (I)	(1)	(1)	—	1	—	—
Ending balance	$25	$22	$22	$23	$22	14
% of other receivables	0.8%	0.7%	0.7%	0.8%	0.8%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	U.S. Consumer Services (USCS)	Commercial Services (CS)	International Card Services (ICS)	Global Merchant and Network Services (GMNS)	Corporate and Other	Consolidated
Q1'23
Non-interest revenues	$4,359	$3,107	$2,267	$1,596	$(31)	$11,298
Interest income	2,775	706	467	14	454	4,416
Interest expense	551	321	224	(131)	468	1,433
Total revenues net of interest expense	6,583	3,492	2,510	1,741	(45)	14,281
Total provisions for credit losses	584	283	181	6	1	1,055
Total revenues net of interest expense after provisions for credit losses	5,999	3,209	2,329	1,735	(46)	13,226
Total expenses	4,869	2,579	2,140	850	621	11,059
Pretax income (loss)	$1,130	$630	$189	$885	$(667)	$2,167
Q1'22
Non-interest revenues	$3,637	$2,719	$1,859	$1,372	$(51)	$9,536
Interest income	1,736	415	324	2	43	2,520
Interest expense	103	87	123	(44)	52	321
Total revenues net of interest expense	5,270	3,047	2,060	1,418	(60)	11,735
Total provisions for credit losses	(116)	1	82	1	(1)	(33)
Total revenues net of interest expense after provisions for credit losses	5,386	3,046	1,978	1,417	(59)	11,768
Total expenses	3,854	2,265	1,734	748	455	9,056
Pretax income (loss)	$1,532	$781	$244	$669	$(514)	$2,712
YOY % change
Non-interest revenues	20	14	22	16	39	18
Interest income	60	70	44	#	#	75
Interest expense	#	#	82	#	#	#
Total revenues net of interest expense	25	15	22	23	25	22
Total provisions for credit losses	#	#	#	#	#	#
Total revenues net of interest expense after provisions for credit losses	11	5	18	22	22	12
Total expenses	26	14	23	14	36	22
Pretax income (loss)	(26)	(19)	(23)	32	(30)	(20)

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

U.S. Consumer Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q1'23	Q4'22	Q3'22	Q2'22	Q1'22	YOY % change
Non-interest revenues	$4,359	$4,416	$4,233	$4,154	$3,637	20
Interest income	2,775	2,577	2,251	1,893	1,736	60
Interest expense	551	470	274	136	103	#
Net interest income	2,224	2,107	1,977	1,757	1,633	36
Total revenues net of interest expense	6,583	6,523	6,210	5,911	5,270	25
Total provisions for credit losses	584	542	403	192	(116)	#
Total revenues net of interest expense after provisions for credit losses	5,999	5,981	5,807	5,719	5,386	11
Total expenses	4,869	4,695	4,498	4,446	3,854	26
Pretax segment income	$1,130	$1,286	$1,309	$1,273	$1,532	(26)

(Billions, except percentages and where indicated)
Billed business (E)	$142.3	$148.9	$140.3	$141.1	$122.7	16
Proprietary cards-in-force (millions) (F)	42.4	41.7	41.2	40.3	39.8	7
Proprietary basic cards-in-force (millions) (F)	29.7	29.2	28.9	28.3	27.9	6
Average proprietary basic Card Member spending (dollars)	$4,822	$5,116	$4,908	$5,028	$4,444	9

Segment assets	$90.6	$94.4	$84.8	$82.4	$76.7	18

Card Member loans
Total loans	$72.0	$72.7	$66.3	$63.7	$59.1	22
Average loans	$71.6	$69.4	$65.3	$61.6	$58.1	23
Net write-off rate (principal, interest and fees) (J)	1.9%	1.3%	1.1%	1.1%	1.0%
Net write-off rate (principal only) (J)	1.5%	1.1%	0.8%	0.8%	0.8%
30+ days past due as a % of total	1.1%	1.0%	0.9%	0.7%	0.8%

Net interest income divided by average Card Member loans (K)	12.6%	12.0%	12.0%	11.4%	11.2%
Net interest yield on average Card Member loans (K)	12.3%	11.9%	11.9%	11.3%	11.3%

Card Member receivables
Total receivables	$13.3	$14.3	$13.2	$13.8	$13.4	(1)
Net write-off rate (principal and fees) (J)	1.3%	1.0%	0.6%	0.5%	0.3%
Net write-off rate (principal only) (J)	1.2%	0.9%	0.6%	0.5%	0.2%
30+ days past due as a % of total	1.0%	0.9%	0.9%	0.6%	0.6%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

Commercial Services				(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)
	Q1'23	Q4'22	Q3'22	Q2'22	Q1'22	YOY % change
Non-interest revenues	$3,107	$3,210	$3,145	$3,122	$2,719	14
Interest income	706	635	552	468	415	70
Interest expense	321	288	201	121	87	#
Net interest income	385	347	351	347	328	17
Total revenues net of interest expense	3,492	3,557	3,496	3,469	3,047	15
Total provisions for credit losses	283	271	196	97	1	#
Total revenues net of interest expense after provisions for credit losses	3,209	3,286	3,300	3,372	3,046	5
Total expenses	2,579	2,739	2,526	2,594	2,265	14
Pretax segment income (loss)	$630	$547	$774	$778	$781	(19)

(Billions, except percentages and where indicated)
Billed business (E)	$125.0	$130.5	$127.6	$127.9	$113.5	10
Proprietary cards-in-force (millions) (F)	15.2	14.9	14.6	14.2	13.8	10
Average proprietary basic Card Member spending (dollars)	$8,283	$8,816	$8,848	$9,146	$8,371	(1)

Segment assets	$53.8	$51.4	$51.3	$49.4	$46.6	15

Card Member loans
Total loans	$24.0	$21.4	$20.7	$19.4	$18.1	33
Average loans	$22.1	$21.2	$20.1	$18.8	$17.2	28
Net write-off rate (principal, interest and fees) (J)	1.4%	1.1%	0.8%	0.8%	0.7%
Net write-off rate (principal only) (J)	1.2%	0.9%	0.7%	0.6%	0.6%
30+ days past due as a % of total	1.1%	0.9%	0.7%	0.6%	0.6%

Net interest income divided by average Card Member loans (K)	7.1%	6.5%	6.9%	7.4%	7.8%
Net interest yield on average Card Member loans (K)	9.4%	8.9%	8.9%	8.8%	8.9%

Card Member receivables
Total receivables	$27.5	$26.9	$27.6	$27.1	$25.7	7
Net write-off rate (principal and fees) (J)	1.5%	1.1%	0.7%	0.6%	0.5%
Net write-off rate (principal only) - small business (J)	2.1%	1.5%	0.9%	0.7%	0.6%
30+ days past due as a % of total - small business	1.8%	1.6%	1.4%	0.9%	0.9%
90+ days past billing as a % of total - corporate	0.5%	0.6%	0.6%	0.4%	0.3%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

International Card Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q1'23	Q4'22	Q3'22	Q2'22	Q1'22	YOY % change
Non-interest revenues	$2,267	$2,197	$2,066	$2,140	$1,859	22
Interest income	467	418	364	347	324	44
Interest expense	224	209	178	144	123	82
Net interest income	243	209	186	203	201	21
Total revenues net of interest expense	2,510	2,406	2,252	2,343	2,060	22
Total provisions for credit losses	181	210	176	116	82	#
Total revenues net of interest expense after provisions for credit losses	2,329	2,196	2,076	2,227	1,978	18
Total expenses	2,140	2,211	1,910	2,044	1,734	23
Pretax segment income	$189	$(15)	$166	$183	$244	(23)

(Billions, except percentages and where indicated)
Billed business (E)	$76.9	$77.1	$70.2	$71.0	$63.3	21
Proprietary cards-in-force (millions) (F)	20.4	20.1	19.8	19.6	19.3	6
Proprietary basic cards-in-force (millions) (F)	15.2	14.9	14.7	14.4	14.2	7
Average proprietary basic Card Member spending (dollars)	$5,110	$5,207	$4,824	$4,967	$4,505	13

Segment assets	$36.3	$36.9	$32.9	$33.7	$31.7	15

Card Member loans - consumer and small business
Total loans	$14.0	$13.8	$12.0	$12.3	$11.5	22
Average loans	$13.9	$13.2	$12.3	$12.0	$11.4	22
Net write-off rate (principal, interest and fees) (J)	2.1%	1.7%	1.4%	1.3%	1.2%
Net write-off rate (principal only) (J)	1.8%	1.4%	1.2%	1.1%	1.0%
30+ days past due as a % of total	1.4%	1.2%	1.0%	0.9%	0.9%

Net interest income divided by average Card Member loans (K)	7.0%	6.3%	6.0%	6.7%	7.1%
Net interest yield on average Card Member loans (K)	9.2%	8.4%	8.0%	8.6%	8.9%

Card Member receivables
Total receivables	$16.7	$16.4	$14.5	$15.1	$14.0	19
Net write-off rate (principal and fees) (J)	2.1%	1.7%	1.4%	1.1%	0.9%
Net write-off rate (principal only) - consumer and small business (J)	2.4%	1.9%	1.6%	1.2%	0.9%
30+ days past due as a % of total - consumer and small business	1.3%	1.3%	1.2%	1.0%	0.9%
90+ days past billing as a % of total - corporate	0.4%	0.5%	0.5%	0.5%	0.4%
# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q1'23	Q4'22	Q3'22	Q2'22	Q1'22	YOY % change
Non-interest revenues	$1,596	$1,621	$1,562	$1,568	$1,372	16
Interest income	14	10	6	5	2	#
Interest expense	(131)	(127)	(97)	(61)	(44)	#
Net interest income	145	137	103	66	46	#
Total revenues net of interest expense	1,741	1,758	1,665	1,634	1,418	23
Total provisions for credit losses	6	1	3	2	1	#
Total revenues net of interest expense after provisions for credit losses	1,735	1,757	1,662	1,632	1,417	22
Total expenses	850	1,066	870	830	748	14
Pretax segment income	$885	$691	$792	$802	$669	32

(Billions)
Total network volumes (E)	$398.9	$413.3	$394.4	$394.8	$350.3	14

Segment assets	$17.1	$20.0	$15.4	$16.0	$16.3	5

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	Q1'23	Q4'22	Q3'22	Q2'22	Q1'22
ROE
Annualized Net income	$7,264	$7,514	$7,516	$7,856	$8,396
Average shareholders' equity	$25,352	$23,289	$23,587	$22,809	$22,280
Return on average equity (C)	28.7%	32.3%	31.9%	34.4%	37.7%

Reconciliation of ROCE
Annualized Net income	$7,264	$7,514	$7,516	$7,856	$8,396
Preferred share dividends and equity related adjustments	57	57	58	58	57
Earnings allocated to participating share awards and other	55	57	57	60	64
Net income attributable to common shareholders	$7,152	$7,400	$7,401	$7,738	$8,275

Average shareholders' equity	$25,352	$23,289	$23,587	$22,809	$22,280
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$23,768	$21,705	$22,003	$21,225	$20,696
Return on average common equity (C)	30.1%	34.1%	33.6%	36.5%	40.0%

See Appendix III for footnote references

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q1'23	Q4'22	Q3'22	Q2'22	Q1'22
Consolidated
Net interest income	$2,983	$2,758	$2,578	$2,360	$2,199
Exclude:
Interest expense not attributable to our Card Member loan portfolio (M)	624	525	374	211	158
Interest income not attributable to our Card Member loan portfolio (N)	(602)	(451)	(300)	(167)	(105)
Adjusted net interest income (K)	$3,005	$2,832	$2,652	$2,404	$2,252
Average Card Member loans (billions)	$107.7	$103.9	$97.7	$92.4	$86.8
Net interest income divided by average Card Member loans (K)	11.2%	10.5%	10.5%	10.2%	10.1%
Net interest yield on average Card Member loans (K)	11.3%	10.8%	10.8%	10.4%	10.5%

U.S. Consumer Services
Net interest income	$2,224	$2,107	$1,977	$1,756	$1,633
Exclude:
Interest expense not attributable to our Card Member loan portfolio (M)	36	45	34	27	34
Interest income not attributable to our Card Member loan portfolio (N)	(82)	(73)	(61)	(52)	(42)
Adjusted net interest income (K)	$2,178	$2,079	$1,950	$1,731	$1,625
Average Card Member loans (billions)	$71.6	$69.4	$65.3	$61.6	$58.1
Net interest income divided by average Card Member loans (K)	12.6%	12.0%	12.0%	11.4%	11.2%
Net interest yield on average Card Member loans (K)	12.3%	11.9%	11.9%	11.3%	11.3%

Commercial Services
Net interest income	$385	$347	$351	$347	$328
Exclude:
Interest expense not attributable to our Card Member loan portfolio (M)	162	158	124	85	63
Interest income not attributable to our Card Member loan portfolio (N)	(38)	(32)	(24)	(18)	(15)
Adjusted net interest income (K)	$509	$473	$451	$414	$376
Average Card Member loans (billions)	$22.1	$21.2	$20.1	$18.8	$17.2
Net interest income divided by average Card Member loans (K)	7.1%	6.5%	6.9%	7.4%	7.8%
Net interest yield on average Card Member loans (K)	9.4%	8.9%	8.9%	8.8%	8.9%

International Card Services
Net interest income	$243	$209	$186	$203	$201
Exclude:
Interest expense not attributable to our Card Member loan portfolio (M)	88	82	72	61	54
Interest income not attributable to our Card Member loan portfolio (N)	(13)	(11)	(7)	(5)	(4)
Adjusted net interest income (K)	$318	$280	$251	$259	$251
Average Card Member loans (billions)	$14.0	$13.3	$12.4	$12.1	$11.5
Net interest income divided by average Card Member loans (K)	7.0%	6.3%	6.0%	6.7%	7.1%
Net interest yield on average Card Member loans (K)	9.2%	8.4%	8.0%	8.6%	8.9%
See Appendix III for footnote references

Appendix III	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation.
(A)	Represents net income, less (i) earnings allocated to participating share awards of $14 million, $12 million, $14 million, $15 million and $16 million in Q1'23, Q4'22, Q3'22, Q2'22 and Q1'22, respectively; and (ii) dividends on preferred shares of $14 million, $14 million, $14 million, $15 million and $14 million in Q1'23, Q4'22, Q3'22, Q2'22 and Q1'22, respectively.
(B)	Within assets, "other" includes the following items as presented in our Consolidated Balance Sheets: Other loans, less reserves for credit losses (including merchant financing loans), Premises and equipment and Other assets (including Other receivables); and within liabilities, "other" includes the following items: Accounts payable and Other liabilities.
(C)	Return on Average Equity (ROE) is calculated by dividing annualized net income for the period by average shareholders' equity for the period. Return on Average Common Equity (ROCE) is calculated by dividing annualized net income attributable to common shareholders for the period by average common shareholders' equity for the period.
(D)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(E)	Network volumes represent our total volumes. Billed business represents transaction volumes from payment products issued by American Express. Processed volumes represent transaction volumes from cards issued by network partners and those associated with alternative payment solutions.
(F)	Cards-in-force represent the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions. Basic cards-in-force excludes supplemental cards issued on consumer accounts. Cards-in-force is useful in understanding the size of our Card Member base.
(G)	Average fee per card is computed on an annualized basis based on proprietary net card fees divided by average proprietary total cards-in-force.
(H)	FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of conversion into U.S. dollars (e.g., assumes the foreign exchange rates used to determine results for the current period apply to the corresponding prior year period against which such results are being compared).
(I)	Other includes foreign currency impact on balance sheet re-measurement and translation.
(J)	Our practice is to include uncollectible interest and/or fees as part of our total provision for credit losses and we therefore present a net write-off rate including principal, interest and/or fees. We also present a net write-off rate based on principal losses only to be consistent with industry convention.
(K)	Net interest income divided by average Card Member loans, computed on an annualized basis, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans. Net interest yield on average Card Member loans, a non-GAAP measure, is computed by dividing adjusted net interest income (also a non-GAAP measure) by average Card Member loans, computed on an annualized basis. Adjusted net interest income represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. Reserves and net write-offs related to uncollectible interest are recorded through provisions for credit losses, and thus not included in the net interest yield calculation. We believe that net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of our Card Member loan portfolio. See Appendix II for calculations of net interest income divided by average Card Member loans and net interest yield on average Card Member loans.
(L)	Net write-off rate for principal losses only and 30+ days past due metrics represent consumer and small business, and are not available for corporate due to system constraints.
(M)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(N)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.